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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
February 22, 2002

PALAL MINING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193 (Commission File No.)	88-0435904 (IRS Employer ID)

1040 West Georgia Street
Suite 1160
Vancouver, British Columbia
Canada V6E 4H1
(Address of principal executive offices and Zip Code)

(604) 605- 0885
(Registrant's telephone number, including area code)

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ITEM 1. CHANGE IN CONTROL OF THE REGISTRANT

On February 8, 2002, Hugh Grenfal, Jr. and Sergei Stetsenko transferred 25,000,000 shares of common stock which they owned to Harry P. Gamble IV in consideration of $100,000.00. The foregoing 25,000,000 shares of common stock constituted all of the shares owned by Messrs Grenfal and Stetsenko. After the foregoing transaction, there were 30,299,250 shares outstanding and the following persons own 5% or more of the total outstanding shares of the Company.

Harry P. Gamble IV	82.51%

ITEM 5. OTHER EVENTS

As a result of the matters described in Item 1, Hugh Grenfal, Jr. and Sergei Stetsenko resigned as the Company's officers and directors and Harry P. Gamble IV and Paul Lemmon were appointed to the Board of Directors. Mr. Gamble was appointed President and Chief Executive Officer and Mr. Lemmon was appointed Secretary, Treasurer and Chief Financial Officer.

The following information is being furnished in compliance with section 14(f) of the Securities Exchange Act of 1934 and regulation 14f-1 promulgated thereunder.

1. There is currently one class of voting securities of the Company entitled to be voted at the meeting, or by written consents or authorizations if no meeting is held. The class of voting securities is common stock. There are 30,299,250 shares of common stock outstanding. Each share is entitled to one vote, the number of votes to which the common stock is entitled is 30,299,250.

2. Security ownership of certain beneficial owners - The following sets forth as of March 12, 2002, persons owning more than 5% of the common stock of the Company:

Title of Class	Name and address of beneficial owner	Amount and nature of ownership	Percent of class
Common Stock	Harry P. Gamble IV 7700 San Felipe Suite 500 Houston, TX 77063	25,000,000 Indirect	82.51%

3. Security ownership of management - The following sets forth as of March 12, 2002, all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group.

Title of Class	Name of benefical owner	Position with Company	Amount and nature of ownership	Percent of class
Common Stock	Harry P. Gamble IV	President, Chief Executive Officer, and Director	25,000,000 Indirect	82.51%
Common Stock	Paul Lemmon	Secretary, Treasurer, Chief Financial Officer and Director	0	0.00%
All officers and directors as a group (2 persons)			25,000,000	82.51%

4. There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company other than the issuance of an undetermined amount of common stock in exchange for an undetermined interest in oil and gas properties located in the State of Texas.

5. The transaction referred to in Item 5 occurred since the beginning of its last fiscal year. The name of the person who acquired control is Harry P. Gamble IV; the amount of consideration was $100,000 and source of the consideration was provided by Sanka, Ltd., a Nevis Limited Liability Company, authorized to do business in the State of Texas under the name Sanka Exploration Company; the basis of control is the ownership of 25,000,000 restricted shares of common stock acquired from Hugh Grenfal, Jr. and Sergei Stetsenko. Mr. Gamble now controls 82.51% of the total outstanding shares of the Company's common stock; he holds such shares for the benefit of Sanka, Ltd., a Nevis Limited Liability Company, authorized to do business in the State of Texas under the name Sanka Exploration Company.

6. No officer, director or affiliate of the Company, or any owner of 5% or more of the common stock of the Company, or any associate of any such officer, director, affiliate or the Company or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company has no subsidiaries.

7. The following is the business experience during the past five years of each director and executive officer.

Harry P. Gamble has been our president, chief executive officer and a member of the board of directors since February 8, 2002. Since 1976, Mr. Gamble has been engaged in the private practice of law.

Paul Lemmon has been our secretary, treasurer, chief financial officer an a member of the board of directors since February 8, 2002. Since March 1996, Mr. Lemmon has been a managing director and president of Voyager Management (Bermuda) Ltd. located in Hamilton Bermuda. Voyager Management is an investment manager and a member company of the Voyager Group. Since January 2000, Mr. Lemmon has been a director of Combine Corp., formerly CTC Cosmetics Holdings Ltd. Combine's securities are not quoted or traded anywhere. Combine Corp. is a blank check corporation.

Since March 2001, Mr. Lemmon has been a director of Collaborative Financial Network Group, Inc. which is located in Los Angeles, California. Collaborative Financial Network is engaged in the business of Internet based financial services and its securities are quoted on the Bulletin Board operated by the National Association of Securities Dealers, Inc. under the symbol CFNF.

8. The Company has not been a party to any transaction since the beginning of the Company's fiscal year nor is the Company a party to a currently proposed transaction with any director or executive officer, nominee for election as a director, security owner who owns or record or beneficially more than five percent of the Company's common stock and any member of the immediate family of any of the foregoing.

9. None of the following have been or are currently indebted to the Company since the beginning of the Company's last fiscal year: any director of executive officer of the Company; any nominee for election as a director; any member of the immediate family of any of the foregoing; any corporation or organization of which any of the foregoing persons is directly or indirectly, the beneficial on where of ten percent or more of any class of equity securities; or, any trust or other estate in which any of the foregoing have a substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity.

10. Compliance with Section 16(a) of the Securities Exchange Act of 1934 - Section 16(a) of the Securities and Exchange Act of 1934 requires certain defined person to file reports of and changes in beneficial ownership of a registered security with the Securities and Exchange Commission. Under the regulatory procedure, officers, directors and persons who own more than ten percent of a registered class of a company's equity securities are also required to furnish the Company with copies of all Securities 16(a) forms they filed. Based on review, Messrs Grenfal and Stetsenko, persons that constituted all of our previous officers, directors and owners of 10% or more of the outstanding shares of common stock, filed their Forms 3, 4 or 5 with the Securities and Exchange Commission. Messrs Gamble and Lemmon, our new officers and directors, have not filed their Forms 3, 4 or 5 but anticipate doing so within the next thirty days.

11. None of the officers, directors or director nominees, or owners of 10% or more of the common stock of the Company have had any of the relationships described in Item 404(b) of Reg. S-K.

12. The Company does not have a standing audit, nominating or compensation committee of the board of directors, or committees performing similar functions. There were no meetings of the board of directors during the last twelve months. All actions taken by the board were taken without a meeting and a record of such was signed by each member. Action was taken two times during the last fiscal year and all directors consented to the same in writing.

13. Hugh Grenfal, Jr. and Sergei Stetsenko resigned as officers and directors on February 8, 2002. Theirs resignations were not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

14. The following table sets forth the compensation paid to our officers during fiscal 2001. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position [1]	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options / SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Hugh Grenfal, Jr. President & Director (resigned)	2001 2000 1999	0 0 0	0 0 0	0 0 0	0 0 136,793	0 0 0	0 0 0	0 0 0
Sergei Stetsenko Secretary & Director (resigned)	2001 2000 1999	0 0 0	0 0 0	0 0 0	0 0 136,793	0 0 0	0 0 0	0 0 0
Harry Gamble IV President & Director	2001 2000 1999	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Paul Lemmon Secretary & Director	2001 2000 1999	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

[1] All compensation received by the officers and directors has been disclosed.

There are no stock option, retirement, pension, or profit sharing plans for the benefit of our officers and directors.

We do not expect to pay salaries to any of our officers until such time as we generate sufficient revenues to do so.

Option/SAR Grants

No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to any executive officer or any director since our inception, accordingly, no stock options have been exercised by any of the officers or directors in fiscal 2001.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

Compensation of Directors

We do not intend to pay any additional compensation to our directors until such time as it is profitable to do so. As of the date hereof, we have not entered into employment contracts with any of our officers, and we do not intend to enter into any employment contracts until such time as it profitable to do so.

Indemnification

Pursuant to the Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Washington.

Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended, which may be permitted to directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
99.2*	Stock Purchase Agreement

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 15, 2002.

PALAL MINING CORPORATION
BY:	/s/ Harry P. Gamble IV
Harry P. Gamble IV, President and Chief Executive Officer
BY:	/s/ Paul Lemmon
Paul Lemmon, Chief Financial Officer